UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2017

Energy XXI Gulf Coast, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38019	20-4278595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 1021 Main Street, Suite 2626
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 351-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Energy XXI Gulf Coast, Inc. is filing this Amendment No. 1 (this “Form 8-K/A”) to its Current Report on Form 8-K dated April 17, 2017 and filed with the Securities and Exchange Commission on April 18, 2017 (the “Original Form 8-K”), in order to (i) disclose that 172,686 stock options were granted to Douglas E. Brooks on April 17, 2017 (the Original Form 8-K had described the formula for calculating that number, but the number itself had not yet been calculated) and (ii) correct a typographical transposition of the number of RSUs granted under the 2017 Annual RSU Grant Agreement (the correct number was 61,728 RSUs instead of 49,382 RSUs) and the number of RSUs granted under the Sign-On Equity Grant (the correct number was 49,382 RSUs instead of 61,728 RSUs). The references to those figures in the second and third paragraphs, respectively, under the heading “Employment Agreement” in Item 5.02 of the Original Form 8-K are corrected by this filing accordingly. Capitalized terms used but not defined in this Explanatory Note have the respective meanings set forth in the Original Form 8-K.

This Form 8-K/A amends and restates in their entirety the second and third paragraphs under the heading “Employment Agreement” in Item 5.02 of the Original Form 8-K, in the manner set forth immediately following this paragraph. This Form 8-K/A also amends Exhibit 99.2 (the 2017 Annual RSU Grant Agreement) and Exhibit 99.4 (the Sign-On Equity Grant Agreement) to correct the typographical transpositions described above. Finally, this Form 8-K/A also amends Exhibit 99.3 (2017 Annual Stock Option Agreement) in order to file the final version of such agreement (the Original Form 8-K included the form of that agreement, without the number of stock options filled in). No other changes are made to the Original Form 8-K by this Form 8-K/A.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

During his Employment Period, Mr. Brooks will be eligible to participate in any equity compensation arrangement or plan offered to senior executives. On April 17, 2017, Mr. Brooks received an equity grant under the Energy XXI Gulf Coast, Inc. 2016 Long Term Incentive Plan (the “2016 LTIP”) for the 2017 calendar year with a grant date value equal to 500% of his base salary (“2017 Equity Grant”), (i) 50% of which value was granted in the form of 61,728 stock-settled restricted stock units (valued on the date of grant based on the market price of the Common Stock) (“RSUs”) and (ii) 50% of which value was granted in the form of 172,686 ten-year stock options with an exercise price of $28.35 per share (valued on the date of grant based on third party Black-Scholes methodology). The RSUs constituting part of the 2017 Equity Grant were granted pursuant to that certain Restricted Stock Unit Agreement and related Notice of Grant, dated as of April 17, 2017, which is filed herewith as Exhibit 99.2 (the “2017 Annual RSU Grant Agreement”). The stock options constituting the remaining part of the 2017 Equity Grant were granted pursuant to that certain Option Agreement and Notice of Grant, which is filed herewith as Exhibit 99.3 (the “2017 Annual Stock Option Agreement” and, together with the 2017 Annual RSU Grant Agreement, the “Annual Grant Agreements”). The stock options and RSUs granted to Mr. Brooks as part of his 2017 Equity Grant will vest in three equal installments on each of the first three anniversaries of the Brooks Effective Date, in each case provided that Mr. Brooks remains continuously employed by the Company on the applicable vesting date, except as described below in connection with certain terminations by the Company without Cause or certain terminations by Mr. Brooks for Good Reason. (Both Cause and Good Reason are defined in the Employment Agreement and summarized below.) Any stock options that have not been exercised or forfeited on the tenth anniversary of the Brooks Effective Date will expire at that time.

On April 17, 2017, Mr. Brooks also received a sign-on bonus in the form of an additional grant of 49,382 RSUs (the “Sign-On Equity Grant”) under the 2016 LTIP pursuant to that certain Restricted Stock Unit Agreement and related Notice of Grant filed herewith as Exhibit 99.4 (the “Sign-On Equity Grant Agreement, and together with the Annual Grant Agreements, the “Brooks Grant Agreements”). The Sign-On Equity Grant had a grant date value (based on market price on such date) equal to 200% of Mr. Brooks’s base salary. The RSUs granted to Mr. Brooks as part of the Sign-On Equity Grant vest 50% on December 29, 2017 and 50% on December 31, 2018, in each case provided that Mr. Brooks remains continuously employed by the Company on the applicable vesting date, except as described below in connection with a termination by the Company without Cause or a termination by Mr. Brooks for Good Reason.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K/A.

Exhibit Number	Description
99.2*†	Restricted Stock Unit Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant
99.3*†	Stock Option Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant
99.4*†	Restricted Stock Unit Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant

† Indicates Management Compensatory Plan, Contract or Arrangement.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2017	By:	/s/ Hugh Menown
Hugh Menown
Chief Financial Officer, Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.2*†	Restricted Stock Unit Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant
99.3*†	Stock Option Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant
99.4*†	Restricted Stock Unit Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant

† Indicates Management Compensatory Plan, Contract or Arrangement.

* Filed herewith.